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                                                                   EXHIBIT 10.19

       [Letterhead of Morris, Laing, Evans, Brock & Kennedy, Chartered]



                                August 21, 1997



Mr. Ken Smith Petroglyph Operating Company, Inc.
P.O. Box 1839
Hutchinson, KS 67504-1839

     Re:  Hutch Realty, L.L.C. Lease on Office Building

Dear Ken:

     Pursuant to our recent conversation, we have agreed that the lease dated April 7, 1994 between Hutch Realty, L.L.C. and Petroglyph Operating Company, Inc. Has been extended beyond its two-year primary term and one-year extension term for an additional one-year period beginning May 7, 1997 through May 6, 1998. The parties have agreed that the rent will remain the same at $2000 per month.

     If you have any questions, please feel free to give me a call.

                         Sincerely,
                         HUTCH REALTY, L.L.C.
                         By The Lee Company, Managing Member



                         By:     /s/ A.J. Schwartz
                            ----------------------------------------------------
                              A.J. Schwartz, Agent and Attorney

AJS:se
xc:  Norb Schwartz